Second Quarter FY 2013 Earnings Presentation Bristow Group Inc. November 8, 2012 Exhibit 99.1

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Bristow

Fourth quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our
Annual Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on
Form 10-Q for the quarter ended September 30, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Bill Chiles, President and CEO

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Bristow

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000 man-
hours (cumulative)
Lost Work Case Rate* per 200,000
man-hours (cumulative)
Commercial Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY12
FY12
FY13
FY13
3
2
1
0
0
0.54
0.53 0.53
0.90
FY09
FY10
FY11 FY12
FY13 YTD
0.25
0.22
0.19
0.20 0.21
0.23
0.32
0.16
0.11
0.20
0.22
0.10
0
0.5
1
O N D J F M A M J J A S
0
0.5
1
O N D J F M A M J J A S
0.2
0.17
0.15
0.20
0.15
0.14
0.20
0.16
0.11
0.14
0.12
0.10

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q2 FY13 Highlights
•
The strong operating performance in Q1 FY13 continued in Q2 FY13 with record quarter and six month operating revenue of $326 million and $647 million
•
Cash flow from operations of $135 million up ~ 15% year-over-year
•
Year to date consolidated BVA** is positive $4 million with an overall increase of
$19.4 million over FY12 from increased revenue and margin improvement
•
The combination of Cougar transaction and recent AS332L/EC225 Super Puma fleet challenges lead to FY13 EPS guidance being reaffirmed at $3.25 - $3.55***
•
Q2 operating revenue of $326M (9.7% increase from Q2 FY12, 1.6% increase from Q1 FY13)
•
Q2 GAAP EPS of $0.82 (1,071.4% increase from Q2 FY12, 26.2% increase from Q1 FY13)
•
Q2 adjusted EPS* of
$0.80
(27.0% increase from Q2 FY12, 1.2% decrease from Q1 FY13)
•
Q2 adjusted EBITDAR* of $84.9M (19.2% increase from Q2 FY12,
0.8%
increase
from Q1 FY13)
• Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended September 30, 2012.
**    Bristow Value Added (BVA) is calculated by taking Gross Cash Flow less the product of Gross Operating Assets times a capital charge of 10.5%.
***   Please see our earnings release for more information regarding earnings guidance.

•
Global economic uncertainty is likely to prevail in the short term and we expect to see volatility in the price of Brent centered around $95-
$110/bbl through 2015
•
A cyclical upturn in global exploration and production spending, led by international growth, particularly deepwater, is expected to again be in the range of ~10% in CY13
•
The most active deepwater regions are expected to include areas where we currently are most active, such as the Gulf of Mexico, Brazil, and West Africa
•
Helicopter supply remains tight and is exacerbated by the recent suspension of certain AS332L/EC225 Super Puma a/c operations by the UK’s Civil Aviation Authority (CAA)
Current market environment

Hammerfest
Bergen
Bronnoysund
Stavanger
Scasta
Norway
Aberdeen
Humberside
Norwich
Den Helder
UK
Netherlands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represented 39% of Bristow operating
revenue and 44% of adjusted EBITDAR* in Q2
FY13
•
Operating revenue increased to $125.0M in Q2
FY13 from $113.7M in Q2 FY12 with the
addition of large aircraft and increased flying
activity
•
Adjusted EBITDAR increased to $43.2M in
Q2FY13 from $35.7M in Q2 FY12 and adjusted
EBITDAR margin increased to 34.6% in Q2
FY13 from 31.4% in Q2 FY12.
Outlook:
• Increased demand continues from new and
existing clients in NNS and Norway and is
being managed given the Super Puma fleet
challenges
• Bristow is shortlisted for UK SAR program
with results to be announced in early 2013
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

• On October 22, 2012, during a flight to an offshore platform, the crew performed a controlled ditching in an EC225 helicopter flown by another operator. No one on board was injured and everyone was brought back to land safely.
• The UK CAA issued a safety directive on October 25, 2012, requiring operators to suspend operations of affected aircraft with certain main gear box components.
• In response to the safety directive, Bristow currently is not flying a total of 16 large
Eurocopter aircraft until further notice: 11 EC225 helicopters in the UK, three EC225 helicopters in Australia, one EC225 in Norway and one AS332L2 in Nigeria. The
Company’s other aircraft, including search and rescue, continue to operate globally.
• Bristow has increased utilization of other in-region aircraft and has moved, or is moving, available aircraft to minimize or eliminate the impact to our clients.
• Bristow has the financial strength to handle this challenge and thrive in this environment and be proactive. The contract announced yesterday for ten additional
Sikorsky S-92 large helicopters is an example of our ability to manage through this issue.
AS332L/EC225 Super Puma Fleet challenges

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represented 21% of Bristow operating
revenue and 18% of adjusted EBITDAR* in Q2 FY13
•
Operating revenue increased by 7% to $65.3M in Q2
FY13 from $61.1M in Q2 FY12 due to improvement
in contract pricing with flight hours staying flat quarter
over quarter
•
The high volume of fleet major maintenance checks
offset these revenue gains in the short term
•
Adjusted EBITDAR decreased to $17.3M in Q2 FY13
from $21.7M in Q2 FY12 with adjusted EBITDAR
margin of 26.5% in Q2FY13 vs 35.5% in Q2 FY12
Outlook:
•
Heavy maintenance continues into Q3 FY13
•
A new entrant has obtained an Air Operator’s
Certificate (AOC)
•
Efficiency initiatives continue with process
standardization and inventory reductions
FY13 adjusted EBITDAR margin expected
to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
North America represented 18% of Bristow operating
revenue and 12% of adjusted EBITDAR* in Q2 FY13
•
Operating revenue increased 19% to $57.0M in Q2
FY13 from $47.9M resulting from the addition of the new
large a/c despite no significant change in the flight hours
•
Adjusted EBITDAR increased 19.5% to $11.8M in Q2
FY13 vs. $9.8M in Q2 FY12 and adjusted EBITDAR
margin stayed flat quarter over quarter at 20.7%
•
Results were impacted by an allowance of $2.6M
recorded against amounts due from ATP; excluding this
allowance, adjusted EBITDAR margin was 25.3%
Outlook:
•
Recent investment in Cougar Helicopters will be
reflected in this business unit’s operating results
starting in Q3 FY12
•
GoM is back to pre-Macondo permitting levels
•
We have secured an additional S-92 multi-year
contract supporting deepwater drilling at
increased rates and improved terms
FY13 adjusted EBITDAR margin expected to
be ~ low to mid twenties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Consolidated in NABU
Unconsolidated Affiliate

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia represented 12% of Bristow operating
revenue and 11% of adjusted EBITDAR* in Q2 FY13
•
Operating revenue increased 26.2% to $38.4M in Q2
FY13 from $30.5M in Q2 FY12 due to increased
flying activity driven by new contracts and ad hoc
work
•
Adjusted EBITDAR more than doubled to $10.8M in
Q2 FY13 from $4.4M in Q2 FY12 and adjusted
EBITDAR margin doubled as well to 28% in Q2 FY13
from 14.4% in Q2 FY12 reflecting combined effect of
improved revenue and reduced costs
Outlook:
•
INPEX award of a ten-year contract for
minimum six large aircraft with an option to
add a long term SAR aircraft (start in FY14)
•
Fleet rationalization is near complete
•
Aircraft will be redeployed as short term
contracts roll off.
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY13 adjusted EBITDAR margin expected
to be ~ mid to high twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International (OIBU)
•
Other International represented 10% of Bristow
operating revenue and 15% of adjusted EBITDAR* in
Q2 FY13
•
Operating revenue decreased  to $32.1M in Q2 FY13
vs. $35.2M in Q2 FY12 due to the end of short-term
contracts in Suriname and the Baltic Sea
•
Adjusted EBITDAR margin of 44.2% in Q2 FY13
doubled from 19.1% in Q2 FY12 due to increased
earnings from Lider
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Outlook:
•
Potential new opportunities in East and  West Africa and the
Caribbean
•
Completing the BU restructuring to deliver operational
excellence and improved profitability
•
Lider’s second half of the year is expected to be better than the first half as operations under new contracts begin. Currency fluctuations make it difficult to predict if this will translate into higher equity earnings
FY13 adjusted EBITDAR margin expected to
be ~ low to mid forties

14 Financial discussion Jonathan Baliff, SVP and CFO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Financial highlights Q2:
Adjusted EPS and EBITDAR Summary
Q2FY2012 to Q2FY2013 adjusted EPS bridge
Q2FY2012 to Q2FY2013 adjusted EBITDAR bridge (in millions)
$0.63
$0.80
$0.19
$0.13
$0.15
Q2FY2012 Operations Corporate and Other FX Changes Q2FY2013
$71.2
$84.9
$11.5
$7.4
$5.2
Q2FY2012 Operations Corporate and Other FX Changes Q2FY2013
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the quarter.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended September 30, 2012.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights YTD:
Adjusted EPS and EBITDAR Summary
YTD FY2012 to YTD FY2013 adjusted EPS bridge
YTD FY2012 to YTD FY2013 adjusted EBITDAR bridge (in millions)
$1.18
$1.60
$0.40
$0.05
$0.03
YTD FY2012 Operations Corporate and Other FX Changes YTD FY2013
$138.3
$168.7
$28.5
$3.0
$1.1
YTD FY2012 Operations Corporate and Other FX Changes YTD FY2013
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the six months ended September 30, 2012.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended September 30, 2012.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

We continue to renew and add new multi-year
contracts for large aircraft with improved rates
4 X LARGE
1 X LARGE BRS LEASED TO LIDER
6 X LARGE WITH AN OPTION TO ADD A LONG TERM SAR A/C
1 X LARGE
1 X LARGE
2 X LARGE
PREVIOUSLY ANNOUNCED NEW
CONTRACTS WITH NEW IMPROVED RATES
PREVIOUSLY ANNOUNCED EXISTING
CONTRACTS WITH CURRENT RATES
UPDATED NEW  CONTRACTS
WITH NEW IMPROVED RATES
2 X LARGE
3 X LARGE WITH 5 YR OPTION TO EXTEND
3 X LARGE
Jul-12 Jul-13 Jul-14 Jul-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22 Jun-23 Jun-24 Jun-25
Gulf of Mexico
UK
UK
Norway
Norway
Norway SAR
UK North Sea
INPEX
Lider (Petrobras)
Lider (Petrobras)
AUSBU
OIBU
NABU
EBU
4 X LARGE  WITH 5 YR OPTION TO EXTEND

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

LACE rate continues to increase as new aircraft
and contracts replace less productive aircraft
($ in millions)
•
** YTD FY13 LACE rate is annualized
295
290
279
268
253
164
159
153
149
142
0
50
100
150
200
250
300
350
FY09 FY10 FY11 FY12 YTD FY13
Consolidated commerical aircraft Large Aircraft Equivalent (LACE)*
164
159
153
149
142
6.14
6.49
7.15
7.89
8.95
0
2
4
6
8
10
130
140
150
160
170
FY09 FY10 FY11 FY12 YTD FY13**
LACE*
LACE Rate *
YTD LACE Rate increased with the improvement in contract terms and higher utilization of aircraft, especially in EBU and AUSBU
See appendix hereto for more information on LACE and LACE Rate. LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue.

$ in millions
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13

TARGET ZERO
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Bristow

BVA – Six Quarters
Year over year improvement for Q2 FY13
BVA* Q1 FY12 – Q2 FY13
*   Bristow Value Added (BVA) is calculated by taking Gross Cash Flow less the product of Gross Operating Assets times a capital charge of
10.5%. Sample calculation for Q2 FY12 and Q2 FY13 can be found in the appendix hereto.
• Q2 FY13 BVA is $2.1M, which is a
$2.1M improvement over Q2 FY12
• YTD FY13 consolidated BVA is
positive $4.0M, a $19.4M increase
from same period FY12
• Positive year-over-year change in
BVA is driven by:
• Increase of ~$22M in Gross Cash
Flow partially offset by increase in
operating assets
• AUSBU and NABU are key
performers this quarter
-15.4
0
1.1
13.6
1.9
2.1
-20
-15
-10
-5
0
5
10
15
20

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA continues with stronger
operating cash flow generation in Q2 FY13
Net cash provided by operating activities*
* See 10-Q for more information on cash flow provided by operating activities
55
94
69
117
135
128
195
151
231
0
50
100
150
200
250
300
FY09 FY10 FY11 FY12 YTD FY13
Full fiscal year
YTD (from Apr 1 to Sep 30)

Financial highlights:
FY13 guidance reaffirmed
•
* Assuming revenue earned in same regions and same mix
•
Seventh consecutive quarterly dividend since the end of FY11
•
Extended $100 million share repurchase program by 12 months
LACE (Large AirCraft Equivalent) 152 - 156 Depreciation expense ~ $90 - 95M
LACE Rate ~ $8.25 - 8.55M Interest expense ~ $38 - 43M
G & A expense (all inclusive) ~ $142 - 147M Tax rate* ~ 20 - 24%
EPS guidance range of $3.25 - $3.55, excluding aircraft sales and special items. We anticipate a better overall second half of FY13 compared to the first half

Conclusions
• Continued improvement in revenue generation through new
contract awards across all business units
• Stronger year-over-year EBITDAR and BVA margins show
strength of business model and commercial leadership
• Unmatched financial profile allows Bristow to capitalize on consolidation (Cougar) and react swiftly to challenges (Super
Pumas) for our customers’ benefit
• We are delivering a balanced shareholder return through
dividend increases (quarterly dividend of $0.20 per share or
33% increase from Q2 FY12) and  reauthorization and
increase of opportunistic share repurchases ($100 million)

23 Appendix

Bristow
NABU
17%
U.S. GoM – 77/7
Alaska – 16/3
EBU
38%
UK –36/4
Norway – 17/4
Netherlands -2/1
FBH - 64
WASBU
20%
Nigeria – 45/7
AUSBU
12%
Australia –25/11
OIBU
10%
Mexico – 9/5
Brazil –9/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia – 5/2
Other – 12/1
Lider - 88
PAS - 45
BRS Academy
3%
Florida – 58/1
Louisiana – 14/1
U.K. – 5/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of September 30, 2012
Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated
349 aircraft as of September 30,
2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 197 aircraft
as of September 30, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of September 30, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Fair market value of our owned fleet is $1.7 billion and leased fleet is $400 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered*
Large Helicopters
AS332L Super Puma 18 Twin Turbine 19 - 19 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 19 - 19 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 32 5 37 21
79 5 84 30
LACE 75
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 1 14 15 -
Bell 412 13 Twin Turbine 32 20 52 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 15 5 20 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 33 84 -
107 74 181 -
LACE 46
* On November 7, 2012 we entered into an agreement to order 10 large Sikorsky S-92 aircraft.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of September 30, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95 -
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 5 - 5 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 12 - 12 -
Robinson R22 2 Piston 12 - 12 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
77 64 141 -
Fixed Wing 3 42 45 -
Total 349 197 546 30
TOTAL LACE (Large Aircraft Equivalent) 142

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 57 aircraft currently leased in our fleet, 30 are training and 27 are commercial (19 LACE)
• 19 LACE aircraft represent approximately 13% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of September 30, 2012
Small Medium Large Total
EBU - - 7 7 7 45 16%
WASBU - 1 - 1 1 22 2%
NABU 1 11 2 14 8 31 25%
AUSBU 2 - 3 5 4 17 21%
OIBU - - - - - 28 0%
Total 3 12 12 27 19 142 13%
Leased LACE Total LACE % Leased
See 10-Q Note 6 “Commitments and contingencies” for more information on operating leases

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q2 FY13
Small Medium Large Total
EBU - 2 3 5
WASU - 1 - 1
NABU - - - -
AUSBU - 2 1 3
OIBU 1 10 - 11
Total 1 15 4 20
Held for sale aircraft in consolidated fleet
Q 1 FY13 Q 2 FY13 YTD
Fleet Count Beginning
361 357 361
Delivered
-
S-92
2 2
EC225 1 1
Total Delivered 2 1 3
Removed
Sales (4) (5) (9)
Other*
(2) (4) (6)
Total Removed (6) (9) (15)
357 349 349
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
# of A/C Sold Received*
Q1 FY12 4 19.0 $
Q2 FY12 5 24.8
Totals 9 43.8 $
* Amounts stated in millions
Small Medium Large Training Total
EBU - - 7 - 7
WASU - 1 - - 1
NABU 1 11 2 - 14
AUSBU 2 - 3 - 5
OIBU - - - - -
Academy - - - 30 30
Total 3 12 12 30 57
Leased aircraft in consolidated fleet
See 10-Q Note 6 “Commitments and contingencies” for more information on operating leases

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating revenue, LACE and LACE rate by BU
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
Op revenue* LACE LACE Rate*
EBU 248 45 11.03
WASBU 132 22 12.24
NABU 109 31 7.11
AUSBU 77 17 9.29
IBU 65 28 4.62
Total 631 142 8.95
Operating Revenue, LACE, and LACE Rate by BU
YTD FY13

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating revenue, LACE and LACE rate by BU
1) $ in millions
2) LACE Rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
EBU 42 43 48 46 44 46 46 45 47 45
WASBU 24 24 21 22 23 22 22 22 22 22
NABU 39 35 34 29 30 29 30 30 30 31
AUSBU 20 23 24 20 19 20 20 19 18 17
OIBU 33 33 33 38 39 38 38 34 32 28
Consolidated 157 158 159 154 154 154 155 149 147 142
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
EBU $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09 $10.60 11.03
WASBU 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46 12.35 12.24
NABU 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79 7.05 7.11
AUSBU 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78 8.48 9.29
OIBU 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22 4.22 4.62
Consolidated 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89 8.55 8.95
2011 2012
LACE
LACE Rate
2011 2012
2013
2013
1,2

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of November 7, 2012
#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
5 Large December 2012 EBU 5 of 5 1 Large June 2014
2 Large March 2013 EBU 2 of 2 1 Large September 2014
4 Large September 2013 NABU 1 of 4 3 Large December 2014
2 Large December 2013 AUSBU 1 of 2 4 Large March 2015
2 Large December 2013 WASBU 3 Large June 2015
2 Large December 2013 EBU 3 Large September 2015
1 Large March 2014 AUSBU 3 Large December 2015
1 Large March 2014 EBU 2 Large March 2016
1 Large March 2014 WASBU 3 Large June 2016
1 Large June 2014 EBU 3 Large September 2016
1 Large June 2014 NABU 3 Large December 2016
1 Large September 2014 EBU 2 Large March 2017
2 Large September 2014 NABU 1 of 2 2 Large June 2017
1 Large December 2014 WASBU 2 Large September 2017
1 Large March 2015 OIBU 2 Large December 2017
1 Large June 2015 EBU 2 Medium June 2014
1 Large March 2016 EBU 1 Medium September 2014
1 Large June 2016 AUSBU 2 Medium December 2014
30 10 of 30 1 Medium March 2015
3 Medium September 2015
* Six large ordered aircraft expected to enter service late 3 Medium December 2015 calendar 2014 are subject to the successful development 49
and certification of the aircraft.
On November 7, 2012 we entered into an agreement
to order ten large Sikorsky S-92 aircraft and
obtain options for 16 large Sikorsky S-92 aircraft, which are reflected in this table.
ORDER BOOK* OPTIONS BOOK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
Q1 Q2 Q3 Q4 Full Year Q1 Q2
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1%
2010 2011
2012 2013
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
Net income $24.0 $33.7 $27.1 $28.7 $113.5 $20.9 $38.8 $42.3 $31.2 $133.3
Income tax expense 9.5 11.2 5.7 2.6 29.0 8.5 3.3 -11.8 7.1 7.1
Interest expense 10.0 10.6 11.0 10.8 42.4 11.1 11.5 13.8 9.9 46.2
Gain on disposal of assets -6.0 -4.9 -2.4 -5.3 -18.7 -1.7 -1.9 0.0 -5.1 -8.7
Depreciation and amortization 18.2 18.5 20.7 17.4 74.7 19.3 21.0 21.3 27.7 89.4
Special items 2.5 -2.4 -1.2 1.0 0.0 0.0 0.0 -1.2 2.4 1.2
EBITDA Subtotal 58.2 66.7 60.8 55.1 240.9 58.1 72.7 64.4 73.3 268.5
Rental expense 7.0 6.9 7.2 6.3 27.3 6.6 6.1 8.7 7.7 29.2
Adjusted EBITDAR $65.2 $73.6 $0.1 $61.3 $268.2 $64.7 $78.8 $73.1 $81.1 $297.7
($ in millions) Q1 Q2 Q3 Q4 YTD Q1 Q2
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2 $30.4
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2 8.3
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8 8.6
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3 1.3
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4 23.3
Special items 0.0 24.6 0.0 3.4 28.1 2.2 -2.3
EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0 69.7
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3 15.3
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3 $84.9
3/31/2012 3/31/2013
3/31/2010 3/31/2011
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q2 FY13 and Q2 FY12
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =           GCF      - (        GOA          X            10.5%**    )
Bristow Value Added calculation for Q2 FY13
$2.1
=                  $79*      - (       $2,922*       X            2.625%**  )
Bristow Value Added calculation for Q2 FY12
$0        =
$76* - ( $2,907* X 2.625%** )
*     Reconciliation for these items follows right after  this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Presentation
Special items:
FY13 includes: $2.2m special charge for severance costs related to the termination of a contract in the Southern North Sea
(in millions)
Gross Cash Flow Reconciliation FY12Q2 FY13Q2
Net Income 3                        30
Depreciation and Amortization 25                      23
Interest Expense 9                        9
Interest Income (0)                       (0)
Rent 9                        15
Other Income/expense-net (1)                       0
Earnings of Discontinued Operations -                    -
Gain/loss on Asset Sale 2                        1
Special Items 25                      0
Tax Effect from Special Items (6)                       0
Earnings (losses) from Unconsolidated Affiliates, Net 4                        (7)
Non-controlling Interests 0                        1
Gross Cash Flow before Lider $71 $72
Gross Cashflow -Lider proportional 6 7
Gross Cash Flow after Lider $76 $79

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Operating Asset Presentation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q2 FY12 Q2 FY13
Total Assets 2,700 2,785
Accumulated Depreciation 465 464
Capitalized Operating Leases 129 225
Cash and Cash Equivalents (140) (348)
Investment in Unconsolidated Entities (202) (215)
Goodwill (29) (30)
Intangibles (6) (4)
Assets Held for Sale: Net (32) (20)
Assets Held for Sale: Gross 75 83
Adj. for gains & losses on assets sales 34 120
Accounts Payable (47) (56)
Accrued Maintenance and Repairs (14) (19)
Other Accrued Taxes (5) (8)
Accrued Wages, Benefits and Related Taxes (35) (45)
Other Accrued Liabilities (20) (27)
Income Taxes Payable (14) (13)
Deferred Revenue (12) (13)
ST Deferred Taxes (7) (15)
LT Deferred Taxes (145) (144)
Adjusted Gross Operating Assets before Lider $2,696 $2,723
Adjusted Gross Operating Assets-Lider proportional
212 199
Adjusted Gross Operating Assets after Lider $2,907 $2,922

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation
Adjusted operating income
Loss on disposal of assets
Special items
Operating income
Adj usted EBITDAR
Loss on disposal of assets
Special items
Depreciation and amortization
Rent expense
Interest expense
(Provision) benefit for income taxes
Net income
Adjusted net income
Loss on disposal of assets
Special items
Net income attributable to Bristow Group
Adjusted diluted earnings per share
Loss on disposal of assets
Special items
Diluted earnings per share
Three Months Ended Six Months Ended
2012 2011 2012 2011
(In thousands)
$ 46,274
(1,262)
2,316
47,328
$ 84,922
(1,262)
2,316
(23,321)
(15,282)
(8,597)
(8,342)
30,434
$ 29,153
(990)
1,505
29,668
$ 0.80
(0.03)
0.04
0.82
September 30, September 30,
$
$
$
38,493 93,276 73,482
(1,611) (6,577) (195)
(27,287) 622 (27,287)
9,595 87,321 46,000
71,235 168,727 138,260
(1,611) (6,577) (195)
(24,610) 622 (24,610)
(25,431) (44,693) (48,139)
(9,108) (31,556) (18,061)
(9,459) (17,371) (18,414)
1,945 (14,522) (4,661)
2,961 54,630 24,180
23,287 58,425 43,227
(1,257) (5,196) (152)
(19,319) 101 (19,319)
2,711 53,330 23,756
0.63 1.60 1.18
(0.03) (0.14) —
(0.53) — (0.53)
0.07 1.46 0.65
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of September 30, 2012 734.7 $                                   1,580.2 $              2,314.9 $        31.7%
Adjust for:
Unfunded Pension Liability 112.2                                      112.2
NPV of Lease Obligations 224.8                                      224.8
Letters of credit 1.5                                         1.5
Adjusted 1,073.2 $                                (d) 1,580.2 $              2,653.4 $        40.4%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
TTM FY 2013 350.0 $                                   (e)
= (d) / (e) 3.07:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

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